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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                             ____________________
                                  FORM 8-K/A
                             ____________________
               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934
                             ____________________

Date of Report (Date of earliest event reported): February 6, 2002

                            AsiaInfo Holdings, Inc.
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            (Exact name of registrant as specified in its charter)


      Delaware                001-15713                      752506390
----------------------   -------------------          ----------------------
   (State or other         (Commission File              (I.R.S. Employer
    jurisdiction                Number)                 Identification No.)
  of incorporation)

      4th Floor, Zhongdian Information Tower, 6 Zhongguancun South Street
                    Haidian District, Beijing 100086, China
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                   (Address of Principal Executive Offices)


Registrant's telephone number, including area code +8610 6250 1658


________________________________________________________________________________
         (Former name or former address, if changed since last report)



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Item 7. Financial Statements, Pro Forma Information and Exhibits

On February 21, 2002, AsiaInfo Holdings, Inc. (the "Company") filed a Current Report on Form 8-K to report its acquisition on February 6, 2002 of all of the outstanding shares of Bonson Information Technology Holdings Limited ("Bonson"). In its Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required to be filed pursuant to Item 7(a)(4) of Form 8-K. This Amendment is filed to provide such required financial information.

FINANCIAL STATEMENTS

(a)  Financial Statements of Business Acquired.

     The following audited financial statements of Bonson are filed herewith as
Exhibit 99.1 to this Current Report on Form 8-K/A:

     (i)    Independent Auditors' Report;
     (ii)   Audited Consolidated Balance Sheet as of December 31, 2001;
     (iii) Audited Consolidated Statement of Income and Comprehensive Income for the year ended December 31, 2001;
     (iv) Audited Consolidated Statement of Stockholders' Equity for the year ended December 31, 2001;
     (v) Audited Consolidated Statement of Cash Flows for the year ended December 31, 2001; and
     (vi)   Audited Notes to the Consolidated Financial Statements.

UNAUDITED PRO FORMA FINANCIAL STATEMENTS

(b) The following unaudited pro forma financial information for the Company is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K/A:

     (i) Unaudited Pro Forma Condensed Combining Balance Sheet as of December 31, 2001;
     (ii) Unaudited Pro Forma Condensed Combining Statement of Income for the year ended December 31, 2001; and
     (iii)  Notes to Unaudited Pro Forma Condensed Combining Financial
            Statements.

EXHIBITS

 Exhibit No.          Description
---------------     ------------------------------------------------------------

 23.1                 Consent of Deloitte Touche Tohmatsu
 99.1 Audited Financial Statements of Bonson Information Technology Holdings Limited as of December 31, 2001, with Independent Auditors' Report thereon
 99.2 Unaudited Pro Forma Financial Information for AsiaInfo Holdings, Inc. as of and for the year ended December 31, 2001

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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                               AsiaInfo Holdings, Inc.



Date: April 22, 2002           By:     /s/ Ying Han
                                   -----------------------------------------
                                   Name: Ying Han
                                   Title: Executive Vice President and Chief
                                          Financial Officer

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